UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 14, 2011

Marketing Worldwide Corporation
(Exact name of registrant as specified in its charter)

Delaware	000-50586	68-0566295
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

2212 Grand Commerce Dr., Howell, Michigan 48855
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (517) 540-0045

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02      Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On November 14, 2011, James E. Davis, the Company’s Chief Financial Officer since October 10, 2009, submitted his resignation.  The resignation was not because of any disagreements on any matter related to the Company’s operations, policies, or practices.  Mr. Charles Pinkerton, the Company’s Chief Executive Officer since July 20, 2010, will perform the additional functions of principal financial officer for the Company until a replacement is hired.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 23, 2011	Marketing Worldwide Corporation

/s/ Charles Pinkerton
Charles Pinkerton
President